UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick
Trust for Advised Portfolios
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7385
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2019

Item 1. Reports to Stockholders.

ZIEGLER SENIOR FLOATING RATE FUND
−	CLASS A (ZFLAX)
−	CLASS C (ZFLCX)
−	INSTITUTIONAL CLASS (ZFLIX)

ANNUAL REPORT TO SHAREHOLDERS

September 30, 2019

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, the Ziegler Senior Floating Rate Fund will send a notice, either by mail or e-mail, each time an updated report is available on the Fund’s website (www.zcmfunds.com). Investors enrolled in electronic delivery will receive the notices by e-mail, with links to the updated report and will not need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notices in the mail.

All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge.  Contact your financial intermediary to make this election, or direct investors can call 1-833-777-1533.

www.zcmfunds.com

Table of Contents

Ziegler Senior Floating Rate Fund
Shareholder Letter	1
Performance Summary	3
Allocation of Portfolio Holdings	4
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	21
Expense Example	22
Approval of Investment Advisory Agreement	23
Other Information	25
Trustee and Officer Information	26
Privacy Notice	28

Ziegler Senior Floating Rate Fund
Annual Period Ending September 30, 2019

Dear Investor:

We are pleased to present you with the Annual Report of Ziegler Senior Floating Rate Fund (the “Fund”) for the twelve-month period ended September 30, 2019.

For the fiscal year period beginning October 1, 2018 and ending September 30, 2019, the Fund’s return on a net asset value basis was 2.27% for Class A shares, 1.52% for Class C shares and 2.56% for Institutional Class shares. The Fund had $81.07 million in assets across all share classes as of the end of the fiscal year.

Market Environment
The leveraged loan market had good performance in 2019 as it rebounded strongly from the volatility experienced across markets in the fourth quarter of last year. Collateralized Loan Obligation (CLOs) continue to be the largest buyers of leveraged loans with CLO issuance through the first 9 months of 2019 totaling $89.8 billion, down ~11% from the same period in 2018.  Close to a year of weekly outflows from retail mutual funds has put pressure on the market.  This shift began in late 2018 as the market began to anticipate rate cuts from the Fed.  These cuts commenced in July totaling 0.50% year to date.  New money bank loan issuance has declined by ~11.7% year to date while the reduced demand from retail funds has resulted in a more bifurcated loan market.  As a result, loan prices for higher quality credits have remained tight while there is more dispersion in pricing among riskier and lower-rated loans.

Performance Discussion
During the 12 months ending September 30, 2019, the Fund’s Institutional Class underperformed the benchmark Credit Suisse Leveraged Loan Index return of 3.11% by 0.55%.  The Fund’s underperformance was due to individual credit performance in the energy and pharmaceutical sectors, which were the worst performers during the period due to competitive and regulatory headwinds in those sectors.  Offsetting this underperformance, the Fund’s exposure to selective credits in a cross section of industries, including leisure, telecommunications and business services, drove stronger performance due to refinancing and strategic activity throughout the year. We have maintained a well-diversified portfolio with investments in 119 distinct issuers as of September 30, 2019.

Outlook
On a calendar year-to-date basis, through the end of the quarter, the Credit Suisse Leveraged Loan Index returned 5.9% rallying from the lows of fourth quarter 2018.  During this period loans have underperformed high-yield, and investment-grade bonds which have benefitted from the rally in interest rates. As we end 2019, we believe the Leveraged Loan Market will continue to be bifurcated.  We expect that returns through the end of 2019 will be driven by idiosyncratic credit events with less impact from sector specific performance.  We expect the default rate to remain low, near ~1.9% on an issuer basis, through the end of 2019 and below 2% for 2020 given the liquidity profile of most leveraged issuers.  Loan supply continues to be focused on higher quality credits and we expect that focus to continue into 2020.  Overall, year to date issuance of leveraged loans stands at $238 billion, a 57% drop from the $558 billion recorded over the same period last year. Institutional leveraged loans outstanding stand at ~$1.18 trillion, an increase of ~$34 billion from the beginning of 2019.

While we continue to focus on large cap, highly liquid loans, we have shifted a portion of the portfolio (10-15%) to smaller sized loan facilities to increase yield.  The cash balance was 1.41% at the end of the fiscal year. We expect the portfolio cash balance to range between 1.0% to 3.0% to allow for redemptions and cash purchases. We will continue to trade out of loans we feel have reached their price limit, replacing them with loans which we believe to have greater total return potential.

We would like to take this opportunity to thank you for the confidence and trust you have placed in us. We appreciate the opportunity to invest on your behalf.

Sincerely,

Gil Tollinchi Portfolio Manager	George Marshman Portfolio Manager

Scott Roberts Portfolio Manager	Roberta Goss Portfolio Manager

Past performance is not a guarantee of future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Opinions expressed are those of the Investment Manager, are subject to change, are not guaranteed, and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

An investment in the Fund is subject to risk and there can be no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund include bank loans and senior loans risk, borrowing and leverage risk, CLO risk, counterparty risk, credit risk, defaulted debt securities risk, floating rate securities risk, foreign securities risk, high yield securities risk, inflation risk, interest rate risk, investment risk, issuer risk, liquidity risk, loan interests risk, manager risk, market risk, new fund risk, regulatory risk, and unrated securities risk. Please see the prospectus for more information. Even though senior debtholders are in line to be repaid first in the event of bankruptcy, they will not necessarily receive the full amount they are owed.

The report must be preceded or accompanied by a prospectus.

The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leveraged loan market. The index inception is January 1992.

It is not possible to invest directly in an index.

The Ziegler Senior Floating Rate Fund is distributed by Quasar Distributors, LLC.

Ziegler Senior Floating Rate Fund
PERFORMANCE SUMMARY
September 30, 2019 (Unaudited)

Comparison of a Hypothetical $1,000,000 Investment in the
Ziegler Senior Floating Rate Fund - Institutional Class and Credit Suisse Leveraged Loan Index

$1,250,000
$1,200,000
$1,150,000
$1,100,000
$1,050,000
$1,000,000
$950,000
$1,215,918
$1,186,868
4/1/2016
9/30/2016
3/31/2017
9/30/2017
3/31/2018
9/30/2018
3/31/2019
9/30/2019
Institutional Class
Credit Suisse Leveraged Loan Index

Total returns
For the periods ended September 30, 2019

	One Year	Three Year*	Since Inception*
Ziegler Senior Floating Rate Fund**
Class A	2.27%	4.14%	4.75%
Class C	1.52%	3.37%	3.98%
Institutional Class	2.56%	4.41%	5.02%
Credit Suisse Leveraged Loan Index	3.11%	4.68%	5.75%

      * Average annualized returns.
    **  Fund inception date was April 1, 2016.

Ziegler Senior Floating Rate Fund
ALLOCATION OF PORTFOLIO HOLDINGS
(Calculated as a percentage of Total Investments)
September 30, 2019 (Unaudited)

SOFTWARE 9.0%
SPECIALTY RETAIL 7.1%
DIVERSIFIED FINANCIAL SERVICES 6.3%
DIVERSIFIED TELECOMMUNICATION SERVICES 5.8%
MEDIA 5.6%
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS 4.8%
HEALTH CARE EQUIPMENT & SUPPLIES 3.8%
HEALTH CARE TECHNOLOGY 3.4%
OIL, GAS & CONSUMABLE FUELS 3.1%
PHARMACEUTICALS 3.0%
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS 2.8%
CONSTRUCTION MATERIALS 2.8%
HEALTH CARE PROVIDERS & SERVICES 2.8%
PROFESSIONAL SERVICES 2.7%
COMMERCIAL SERVICES & SUPPLIES 2.4%
INDUSTRIAL CONGLOMERATES 2.3%
IT SERVICES 2.3%
CONTAINERS & PACKAGING 2.1%
INSURANCE 1.8%
CHEMICALS 1.8%
MACHINERY 1.7%
SHORT TERM INVESTMENT 1.6%
REAL ESTATE MANAGEMENT AND DEVELOPMENT 1.6%
METALS & MINING 1.6%
ELECTRIC UTILITIES 1.5%
HOTELS RESTAURANTS & LEISURE 1.5%
BUILDING PRODUCTS 1.5%
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITS) 1.2%
FOOD & STAPLES RETAILING 1.2%
CONSUMER FINANCE 1.2%
AUTO COMPONENTS 1.2%
INTERNET SOFTWARE & SERVICES 1.2%
DIVERSIFIED CONSUMER SERVICES 1.2%
CONSTRUCTION & ENGINEERING 1.2%
AIR FREIGHT AND LOGISTICS 1.1%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 1.1%
ROAD & RAIL 0.9%
AUTOMOBILES 0.6%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.6%
DISTRIBUTORS 0.6%

Ziegler Senior Floating Rate Fund
SCHEDULE OF INVESTMENTS
September 30, 2019

Principal		Current
Amount		Rate	Maturity	Value
	BANK LOANS(1) ― 98.3%
	AIR FREIGHT AND LOGISTICS ― 1.1%
$977,548	Air Medical Group Holdings, Inc. (1 Month USD LIBOR + 3.250%)	5.307%	4/28/2022	$917,473

	AUTO COMPONENTS ― 1.2%
1,000,000	Panther BF Aggregator 2 LP (1 Month USD LIBOR + 3.500%)	5.544	4/30/2026	993,440

	AUTOMOBILES ― 0.6%
500,000	KAR Auction Services, Inc. (1 Month USD LIBOR + 2.250%)	4.313	9/19/2026	502,970

	BUILDING PRODUCTS ― 1.5%
250,000	Advanced Drainage Systems, Inc. (1 Month USD LIBOR + 2.250%)	4.313	7/31/2026	251,459
972,138	Forterra Finance, LLC (1 Month USD LIBOR + 3.000%)	5.044	10/25/2023	922,316
				1,173,775
	CHEMICALS ― 1.8%
449,302	Cabot Microelectronics Corp. (1 Month USD LIBOR + 2.250%)	4.313	11/14/2025	451,548
500,000	Kraton Polymers, LLC (1 Month USD LIBOR + 2.500%)	4.544	3/5/2025	500,125
497,500	Messer Industries, LLC (3 Month USD LIBOR + 2.500%)	4.604	3/2/2026	497,192
				1,448,865
	COMMERCIAL SERVICES & SUPPLIES ― 2.4%
461,254	Prime Security Services Borrower, LLC (1 Month USD LIBOR + 3.250%)	5.210	9/23/2026	456,858
500,000	The Dun & Bradstreet Corp. (1 Month USD LIBOR + 5.000%)	7.054	2/6/2026	503,705
487,954	TKC Holdings, Inc. (1 Month USD LIBOR + 3.750%)	5.800	2/1/2023	480,547
497,500	Trugreen, Ltd. (1 Month USD LIBOR + 3.750%)	5.794	3/19/2026	499,990
				1,941,100
	CONSTRUCTION & ENGINEERING ― 1.2%
1,478,734	McDermott International, Inc. (3 Month USD LIBOR + 5.000%)	7.104	5/12/2025	941,214

	CONSTRUCTION MATERIALS ― 2.8%
738,636	CPG International, Inc. (6 Month USD LIBOR + 3.750%)	5.933	5/3/2024	737,096
494,911	Henry Company, LLC (1 Month USD LIBOR + 4.000%)	6.044	10/5/2023	495,943
500,000	Quikrete Holdings, Inc. (1 Month USD LIBOR + 2.750%)	4.794	11/15/2023	498,813
416,667	Tamko Building Products, LLC (1 Month USD LIBOR + 3.250%)	5.294	5/29/2026	417,448
83,333	Tamko Building Products, LLC (3 Month USD LIBOR + 3.250%)	5.374	5/29/2026	83,490
				2,232,790
	CONSUMER FINANCE ― 1.2%
992,500	First Eagle Holdings, Inc. (3 Month USD LIBOR + 2.750%)	4.854	12/2/2024	994,569

	CONTAINERS & PACKAGING ― 2.1%
249,367	IBC Capital, Ltd. (3 Month USD LIBOR + 3.750%)	5.895	9/11/2023	248,224
701,474	Packaging Coordinators Midco, Inc. (3 Month USD LIBOR + 4.000%)	6.110	6/30/2023	700,818
742,634	Reynolds Group Holdings, Inc. (1 Month USD LIBOR + 2.750%)	4.794	2/6/2023	744,848
				1,693,890
	DISTRIBUTORS ― 0.6%
497,500	FleetPride, Inc. (3 Month USD LIBOR + 4.500%)	6.604	2/4/2026	489,789

	DIVERSIFIED CONSUMER SERVICES ― 1.2%
989,873	Spin Holdco, Inc. (3 Month USD LIBOR + 3.250%)	5.572	11/14/2022	975,025

	DIVERSIFIED FINANCIAL SERVICES ― 6.2%
497,500	Achilles Acquisition, LLC (1 Month USD LIBOR + 4.000%)	6.063	10/13/2025	498,433
995,000	Citadel Securities, LP (1 Month USD LIBOR + 3.500%)	5.544	2/27/2026	999,353
402,083	First American Payment Systems, LP (3 Month USD LIBOR + 4.750%)	7.063	1/5/2024	400,075
497,487	Jane Street Group, LLC (1 Month USD LIBOR + 3.000%)	5.044	8/25/2022	496,866
982,538	NAB Holdings, LLC (3 Month USD LIBOR + 3.000%)	5.104	7/1/2024	981,923
463,911	Russell Investments US Institutional Holdco, Inc. (1 Month USD LIBOR + 3.250%)	5.294	6/1/2023	458,692
106,505	SS&C European Holdings SARL (1 Month USD LIBOR + 2.250%)	4.294	4/16/2025	106,995
161,243	SS&C Technologies, Inc. (1 Month USD LIBOR + 2.250%)	4.294	4/16/2025	161,984
966,667	VFH Parent, LLC (3 Month USD LIBOR + 3.500%)	6.044	3/2/2026	969,485
				5,073,806

Ziegler Senior Floating Rate Fund
SCHEDULE OF INVESTMENTS
September 30, 2019 (Continued)

Principal		Current
Amount		Rate	Maturity	Value
	DIVERSIFIED TELECOMMUNICATION SERVICES ― 5.8%
$500,000	CommScope, Inc. (1 Month USD LIBOR + 3.250%)	5.294%	4/6/2026	$499,108
498,750	CSC Holdings, LLC (1 Month USD LIBOR + 3.000%)	5.028	4/15/2027	499,892
992,500	Sprint Communications, Inc. (1 Month USD LIBOR + 3.000%)	5.063	2/2/2024	991,259
493,734	Syniverse Holdings, Inc. (1 Month USD LIBOR + 5.000%)	7.028	3/9/2023	466,038
1,113,087	US TelePacific Corp. (3 Month USD LIBOR + 5.000%)	7.104	5/2/2023	1,085,956
246,875	West Corp. (1 Month USD LIBOR + 3.500%)	5.544	10/10/2024	219,190
491,250	West Corp. (1 Month USD LIBOR + 4.000%)	6.044	10/10/2024	440,283
485,097	WideOpenWest Finance, LLC (1 Month USD LIBOR + 3.250%)	5.294	8/18/2023	469,938
				4,671,664
	ELECTRIC UTILITIES ― 1.5%
744,375	Brookfield WEC Holdings, Inc. (1 Month USD LIBOR + 3.500%)	5.544	8/1/2025	747,680
488,725	Pike Corp. (1 Month USD LIBOR + 3.250%)	5.300	7/24/2026	491,135
				1,238,815
	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS ― 1.1%
449,730	Plantronics, Inc. (1 Month USD LIBOR + 2.500%)	4.544	7/2/2025	449,449
451,786	Ultra Clean Holdings, Inc. (1 Month USD LIBOR + 4.500%)	6.544	8/27/2025	442,750
				892,199
	FOOD & STAPLES RETAILING ― 1.2%
992,487	BJ's Wholesale Club, Inc. (1 Month USD LIBOR + 2.750%)	4.786	2/2/2024	996,830

	HEALTH CARE EQUIPMENT & SUPPLIES ― 3.8%
500,000	Aldevron, LLC (3 Month USD LIBOR + 4.250%)	6.232	9/18/2026	502,500
656,250	Bausch Health Companies, Inc. (1 Month USD LIBOR + 2.750%)	4.789	11/27/2025	658,343
454,119	Bausch Health Companies, Inc. (1 Month USD LIBOR + 3.000%)	5.039	6/2/2025	456,485
997,500	Phoenix Guarantor, Inc. (1 Month USD LIBOR + 4.500%)	6.567	3/5/2026	1,000,511
488,125	YI, LLC (3 Month USD LIBOR + 4.000%)	6.104	11/7/2024	486,907
				3,104,746
	HEALTH CARE PROVIDERS & SERVICES ― 2.8%
743,744	Bracket Intermediate Holding Corp. (1 Month USD LIBOR + 4.250%)	6.292	9/5/2025	742,349
500,000	DaVita, Inc. (1 Month USD LIBOR + 2.250%)	4.294	8/12/2026	503,410
994,975	Radiology Partners, Inc. (3 Month USD LIBOR + 4.750%)	7.194	7/9/2025	983,428
				2,229,187
	HEALTH CARE TECHNOLOGY ― 3.4%
289,260	GHX Ultimate Parent Corp. (3 Month USD LIBOR + 3.250%)	5.354	6/28/2024	286,910
990,000	Inovalon Holdings, Inc. (1 Month USD LIBOR + 3.500%)	5.563	4/2/2025	997,054
500,000	Navicure, Inc. (3 Month USD LIBOR + 4.000%)	6.132	9/18/2026	500,625
990,000	Verscend Holding Corp. (1 Month USD LIBOR + 4.500%)	6.544	8/27/2025	995,158
				2,779,747
	HOTELS RESTAURANTS & LEISURE ― 1.5%
497,500	AMC Entertainment, Inc. (6 Month USD LIBOR + 3.000%)	5.230	4/22/2026	500,055
135,844	Scientific Games International, Inc. (1 Month USD LIBOR + 2.750%)	4.794	8/14/2024	134,894
562,384	Scientific Games International, Inc. (2 Month USD LIBOR + 2.750%)	4.896	8/14/2024	558,450
				1,193,399
	INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS ― 4.8%
496,114	Calpine Corp. (3 Month USD LIBOR + 2.500%)	4.610	1/15/2024	498,022
1,013,342	Eastern Power, LLC (1 Month USD LIBOR + 3.750%)	5.794	10/2/2023	1,018,054
903,727	Lightstone Holdco, LLC (1 Month USD LIBOR + 3.750%)	5.794	1/30/2024	868,988
50,972	Lightstone Holdco, LLC (1 Month USD LIBOR + 3.750%)	5.794	1/30/2024	49,012
444,444	Southeast PowerGen, LLC (1 Month USD LIBOR + 3.500%)	5.550	12/2/2021	426,666
1,000,000	Talen Energy Supply, LLC (1 Month USD LIBOR + 3.750%)	5.792	7/8/2026	999,999
				3,860,741
	INDUSTRIAL CONGLOMERATES ― 2.3%
986,200	CD&R Hydra Buyer, Inc. (1 Month USD LIBOR + 4.250%)	6.294	12/11/2024	967,092
900,000	NN, Inc. (1 Month USD LIBOR + 3.250%)	5.294	4/2/2021	888,188
				1,855,280
	INSURANCE ― 1.8%
487,550	Acrisure, LLC (3 Month USD LIBOR + 4.250%)	6.354	11/22/2023	486,180
496,241	Alera Group Intermediate Holdings, Inc. (1 Month USD LIBOR + 4.500%)	6.544	8/1/2025	500,582
493,750	Alliant Holdings Intermediate, LLC (1 Month USD LIBOR + 3.000%)	5.054	5/9/2025	486,346
				1,473,108

Ziegler Senior Floating Rate Fund
SCHEDULE OF INVESTMENTS
September 30, 2019 (Continued)

Principal		Current
Amount		Rate	Maturity	Value
	INTERNET SOFTWARE & SERVICES ― 1.2%
$491,228	Micro Holding Corp. (1 Month USD LIBOR + 3.750%)	5.794%	9/13/2024	$488,811
491,250	Research Now Group, Inc. (3 Month USD LIBOR + 5.500%)	7.753	12/20/2024	493,630
				982,441
	IT SERVICES ― 2.3%
976,278	Rackspace Hosting, Inc. (3 Month USD LIBOR + 3.000%)	5.287	11/3/2023	898,479
404,673	Salient CRGT, Inc. (1 Month USD LIBOR + 6.000%)	8.054	2/28/2022	384,439
590,932	TierPoint, LLC (1 Month USD LIBOR + 3.750%)	5.794	5/6/2024	551,413
				1,834,331
	MACHINERY ― 1.7%
465,909	Altra Industrial Motion Corp. (1 Month USD LIBOR + 2.000%)	4.044	10/1/2025	465,909
250,000	Gardner Denver, Inc. (1 Month USD LIBOR + 2.750%)	4.794	7/30/2024	251,250
723,165	Titan Acquisition, Ltd. (1 Month USD LIBOR + 3.000%)	5.044	3/28/2025	696,129
				1,413,288
	MEDIA ― 5.6%
992,500	AppLovin Corp. (1 Month USD LIBOR + 3.750%)	5.794	8/15/2025	993,329
500,000	Diamond Sports Group, LLC (1 Month USD LIBOR + 3.250%)	5.300	8/24/2026	503,594
406,667	Entravision Communication Corp. (1 Month USD LIBOR + 2.750%)	4.794	11/29/2024	397,517
496,250	Gray Television, Inc. (3 Month USD LIBOR + 2.500%)	4.832	1/2/2026	498,697
1,592,285	Harland Clarke Holdings Corp. (3 Month USD LIBOR + 4.750%)	6.854	11/3/2023	1,253,924
381,000	Lions Gate Capital Holdings, LLC (1 Month USD LIBOR + 2.250%)	4.294	3/24/2025	380,762
500,000	Sinclair Television Group, Inc. (1 Month USD LIBOR + 2.500%)	4.540	9/30/2026	502,710
				4,530,533
	METALS & MINING ― 1.6%
471,510	GrafTech Finance, Inc. (1 Month USD LIBOR + 3.500%)	5.544	2/12/2025	459,918
813,788	MRC Global, Inc. (1 Month USD LIBOR + 3.000%)	5.044	9/20/2024	815,822
				1,275,740
	MORTGAGE REAL ESTATEINVESTMENT TRUSTS (REITS) ― 1.2%
992,500	Forest City Enterprises, LP (1 Month USD LIBOR + 4.000%)	6.044	12/8/2025	1,001,030

	OIL, GAS & CONSUMABLE FUELS ― 3.1%
500,000	Fieldwood Energy, LLC (3 Month USD LIBOR + 5.250%)	7.506	4/11/2022	435,763
1,500,000	Fieldwood Energy, LLC (3 Month USD LIBOR + 7.250%)	9.506	4/11/2023	1,133,332
490,000	Northriver Midstream TLB (3 Month USD LIBOR + 3.250%)	5.569	10/1/2025	486,835
497,500	Prairie ECI Acquiror, LP (3 Month USD LIBOR + 4.750%)	6.854	3/11/2026	486,617
				2,542,547
	PHARMACEUTICALS ― 3.0%
697,952	Alvogen Pharma U.S., Inc. (1 Month USD LIBOR + 4.750%)	6.790	4/1/2022	634,787
1,484,851	Amneal Pharmaceuticals, LLC (1 Month USD LIBOR + 3.500%)	5.563	5/5/2025	1,275,116
483,267	RPI Finance Trust (1 Month USD LIBOR + 2.000%)	4.044	3/27/2023	486,363
				2,396,266
	PROFESSIONAL SERVICES ― 2.7%
495,000	Conserve Merger Sub, Inc. (1 Month USD LIBOR + 3.500%)	5.557	8/8/2025	483,038
739,574	DG Investment Intermediate Holdings 2, Inc. (1 Month USD LIBOR + 3.000%)	5.044	2/3/2025	728,018
971,220	IG Investments Holdings, LLC (1 Month USD LIBOR + 4.000%)	6.044	5/23/2025	968,307
				2,179,363
	REAL ESTATE MANAGEMENT AND DEVELOPMENT ― 1.6%
742,500	DTZ U.S. Borrower, LLC (1 Month USD LIBOR + 3.250%)	5.294	8/21/2025	744,821
548,898	GGP Nimbus LP (1 Month USD LIBOR + 2.500%)	4.544	8/27/2025	542,294
				1,287,115
	ROAD & RAIL ― 0.9%
732,906	Gruden Acquisition, Inc. (3 Month USD LIBOR + 5.500%)	7.604	8/18/2022	731,074

	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT ― 0.6%
500,000	ON Semiconductor Corp. (1 Month USD LIBOR + 2.000%)	4.044	9/18/2026	502,815

	SOFTWARE ― 9.0%
995,000	Athenahealth, Inc. (3 Month USD LIBOR + 4.500%)	6.681	2/11/2026	994,069
496,250	Boxer Parent Co., Inc. (1 Month USD LIBOR + 4.250%)	6.294	10/2/2025	478,427
494,987	Brave Parent Holdings, Inc. (3 Month USD LIBOR + 4.000%)	6.256	4/18/2025	475,807
979,261	LANDesk Group, Inc. (1 Month USD LIBOR + 4.250%)	6.300	1/22/2024	977,581
987,500	Mavenir Systems, Inc. (3 Month USD LIBOR + 6.000%)	8.340	5/8/2025	975,157

Ziegler Senior Floating Rate Fund
SCHEDULE OF INVESTMENTS
September 30, 2019 (Continued)

Principal		Current
Amount		Rate	Maturity	Value
	SOFTWARE ― 9.0% (Continued)
$977,500	Project Alpha Intermediate Holding, Inc. (6 Month USD LIBOR + 3.500%)	5.810%	4/26/2024	$966,503
972,506	TIBCO Software, Inc. (1 Month USD LIBOR + 4.000%)	6.070	6/30/2026	975,141
500,000	Ultimate Software Group, The (1 Month USD LIBOR + 3.750%)	5.794	5/4/2026	503,555
992,500	Vertafore, Inc. (1 Month USD LIBOR + 3.250%)	5.294	7/2/2025	966,452
				7,312,692
	SPECIALTY RETAIL ― 7.1%
208,627	Ascena Retail Group, Inc. (1 Month USD LIBOR + 4.500%)	6.563	8/22/2022	117,017
494,987	Aspen Dental Management, Inc.(1 Month USD LIBOR + 2.750%)	4.794	4/30/2025	491,213
989,899	Bass Pro Group, LLC (1 Month USD LIBOR + 5.000%)	7.044	9/25/2024	955,253
638,110	CWGS Group, LLC (1 Month USD LIBOR + 2.750%)	4.850	11/8/2023	545,358
1,449,757	Heartland Dental, LLC (1 Month USD LIBOR + 3.750%)	5.794	4/30/2025	1,421,892
32,609	Heartland Dental, LLC (1 Month USD LIBOR + 3.750%)(2)	3.750	4/30/2025	31,982
450,910	Jill Holdings, LLC (3 Month USD LIBOR + 5.000%)	7.260	5/9/2022	419,571
943,750	LSF9 Atlantis Holdings, LLC (1 Month USD LIBOR + 6.000%)	8.042	5/1/2023	881,396
456,860	Talbots, Inc./The (1 Month USD LIBOR + 7.000%)	9.044	11/28/2022	448,865
477,602	Western Dental Services, Inc. (1 Month USD LIBOR + 5.250%)	7.294	6/30/2023	475,811
				5,788,358
	TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS ― 2.8%
500,000	Dell International, LLC (1 Month USD LIBOR + 2.000%)	4.050	9/19/2025	502,948
742,500	LTI Holdings, Inc. (1 Month USD LIBOR + 3.500%)	5.544	9/8/2025	704,818
1,107,444	Sonicwall US Holdings, Inc. (3 Month USD LIBOR + 3.500%)	5.636	5/16/2025	1,077,915
				2,285,681

	TOTAL BANK LOANS (Cost $81,834,968)			$79,737,696

Shares
	SHORT TERM INVESTMENT ― 1.7%
1,334,550	Short-Term Investments Trust - Government & Agency Portfolio - Institutional Class, 1.830% (3)			$1,334,550
	TOTAL SHORT TERM INVESTMENT (Cost $1,334,550)			$1,334,550

	TOTAL INVESTMENTS ― 100.0% (Cost $83,169,518)			$81,072,246
	Other Assets in Excess of Liabilities ― 0.0%			1,568
	TOTAL NET ASSETS ― 100.0%			$81,073,814

Percentages are stated as a percent of net assets.

(1) Variable rates securities. Description includes reference rate and spread. Rates reset at each loan payment.
(2) Unfunded loan commitment. Principal pledged has not been drawn.
(3) Rate quoted is seven-day yield at period end.

The S&P’s industry classification was developed by and/or is the exclusive property of the Standard & Poor's Financial Services, LLC ("S&P")
and has been licensed for use by Ziegler Capital Management, LLC.

The accompanying notes are an integral part of these financial statements.

Ziegler Senior Floating Rate Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

Assets:
Investments in securities at value (cost $83,169,518)	$81,072,246
Cash	707,790
Receivables:
Investment securities sold	6,754,204
Fund shares sold	58,031
Interest	254,114
Prepaid expenses	25,648
Total assets	88,872,033

Liabilities:
Payables:
Investment securities purchased	3,768,071
Fund shares redeemed	3,847,632
Distributions to shareholders	68,865
Due to Investment Adviser	12,077
Distribution Fees	29,477
Accrued other expenses and other liabilities	72,097
Total liabilities	7,798,219

Net Assets	$81,073,814

Components of Net Assets:
Paid-in capital	$83,139,213
Total accumulated loss	(2,065,399)
Net Assets	$81,073,814

Class A:
Net Assets	$5,638,160
Issued and Outstanding	223,909
Net Asset Value and Redemption Price^	$25.18
Maximum Public Offering Price (based on maximum initial sales charge of 4.25%)	$26.30

Class C:
Net Assets	$9,893,972
Issued and Outstanding	393,944
Net Asset Value, Redemption Price* and Offering Price Per Share	$25.12

Institutional Class:
Net Assets	$65,541,682
Issued and Outstanding	2,601,498
Net Asset Value, Redemption Price and Offering Price Per Share	$25.19

^ Class A shares purchased in excess of $1,000,000, initial sales charge of 4.25% is waived and the CDSC fee is 1.00% if redeemed within 18 months of purchase (see Note 3).
* Redemption price per share of Class C shares is NAV reduced by a 1.00% CDSC if shares are redeemed within one year of purchase (see Note 3).

The accompanying notes are an integral part of these financial statements.

Ziegler Senior Floating Rate Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2019

Investment Income:
Interest income	$5,865,290
Total investment income	5,865,290

Expenses:
Advisory fees (Note 3)	608,805
Administration and fund accounting fees (Note 3)	129,094
Distribution fees (Note 6)	93,039
Transfer agent fees and expenses (Note 3)	79,499
Registration fees	49,243
Custody fees (Note 3)	22,809
Service Fee	20,872
Audit fees	20,000
Legal fees	19,911
Compliance Fee (Note 3)	17,829
Shareholder reporting fees	12,717
Trustee fees (Note 3)	11,486
Miscellaneous expenses	9,702
Insurance fees	3,003
Interest expense (Note 7)	299
Total expenses	1,098,308
Expenses waived by the Adviser (Note 3)	(311,869)
Net expenses	786,439
Net investment income	5,078,851

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	64,415
Net change in unrealized appreciation/depreciation on investments	(2,834,130)
Net realized and unrealized loss on investments	(2,769,715)

Net increase in net assets resulting from operations	$2,309,136

The accompanying notes are an integral part of these financial statements.

Ziegler Senior Floating Rate Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	September 30, 2019	September 30, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$5,078,851	$3,266,419
Net realized gain on investments	64,415	155,311
Net change in unrealized appreciation/depreciation on investments	(2,834,130)	315,180
Net increase in net assets resulting from operations	2,309,136	3,736,910

Distributions to shareholders:
Class A Shares	(503,478)	(179,949)
Class C Shares	(335,424)	(55,256)
Institutional Class Shares	(4,464,070)	(3,179,637)
Total distributions to shareholders	(5,302,972)	(3,414,842)

Capital Transactions:
Net proceeds from shares sold:
Class A Shares	1,700,237	8,365,220
Class C Shares	7,994,557	2,292,825
Institutional Class Shares	33,501,493	44,050,907
Reinvestment of distributions:
Class A Shares	74,374	16,209
Class C Shares	249,264	30,224
Institutional Class Shares	3,897,594	2,754,626
Cost of shares repurchased:
Class A Shares*	(4,409,191)	(94,583)
Class C Shares	(833,636)	(378,427)
Institutional Class Shares	(49,596,542)	(16,030,757)
Net increase/decrease in net assets from capital transactions	(7,421,850)	41,006,244
Total Increase/Decrease in Net Assets	(10,415,686)	41,328,312

Net Assets:
Beginning of year	91,489,500	50,161,188
End of year	$81,073,814	$91,489,500

Capital Share Transactions:
Shares sold:
Class A Shares	66,511	322,015
Class C Shares	314,315	88,474
Institutional Class Shares	1,303,297	1,694,394
Shares reinvested:
Class A Shares	2,943	626
Class C Shares	9,848	1,168
Institutional Class Shares	153,395	106,202
Shares repurchased:
Class A Shares	(174,798)	(3,640)
Class C Shares	(32,874)	(14,604)
Institutional Class Shares	(1,939,235)	(616,969)
Net increase/decrease in shares outstanding	(296,598)	1,577,666

* Net of redemption fees (see Note 3).

The accompanying notes are an integral part of these financial statements.

Ziegler Senior Floating Rate Fund
FINANCIAL HIGHLIGHTS
Class A Shares
Per Share Data for a Share Outstanding Throughout Each Period Presented.

					For the Period
					April 1, 2016*
	For the Year Ended		For the Year Ended	For the Year Ended	Through
	September 30, 2019		September 30, 2018	September 30, 2017	September 30, 2016
Net Asset Value, Beginning of Period	$26.01		$25.87	$25.78	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	1.35		1.22	1.08	0.32
Net realized and unrealized gain (loss) on investments	(0.78)		0.14	0.13	0.72
Total Gain from Investment Operations	0.57		1.36	1.21	1.04

LESS DISTRIBUTIONS:
From net investment income	(1.35)		(1.14)	(1.05)	(0.26)
From net realized gain on investments	(0.05)		(0.08)	(0.07)	-
Total Distributions	(1.40)		(1.22)	(1.12)	(0.26)

Redemption fee proceeds(1)	0.00	(2)	-	-	-

Net Asset Value, End of Period	$25.18		$26.01	$25.87	$25.78

Total Return(3)	2.27%		5.37%	4.80%	4.15%	(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$5,638		$8,563	$265	$132
Ratio of expenses to average net assets
Before fees waived / reimbursed by the Adviser	1.31%		1.35%	1.64%	2.07%	(5)
After fees waived / reimbursed by the Adviser	0.99%		0.99%	0.99%	0.99%	(5)
Ratio of net investment income to average net assets
After fees waived / reimbursed by the Adviser	5.28%		4.69%	4.22%	2.55%	(5)
Portfolio turnover rate(6)	61%		35%	105%	23%	(4)

* Inception date
(1) Computed using average shares method.
(2) Amount represents less than $0.01 per share.
(3) Performance reported does not reflect sales charges.
(4) Not Annualized.
(5) Annualized.
(6)	Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The accompanying notes are an integral part of these financial statements.

Ziegler Senior Floating Rate Fund
FINANCIAL HIGHLIGHTS
Class C Shares
Per Share Data for a Share Outstanding Throughout Each Period Presented.

				For the Period
				April 1, 2016*
	For the Year Ended	For the Year Ended	For the Year Ended	Through
	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016
Net Asset Value, Beginning of Period	$25.96	$25.83	$25.75	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	1.16	1.01	0.90	0.35
Net realized and unrealized gain (loss) on investments	(0.78)	0.16	0.13	0.59
Total Gain from Investment Operations	0.38	1.17	1.03	0.94

LESS DISTRIBUTIONS:
From net investment income	(1.17)	(0.96)	(0.88)	(0.19)
From net realized gain on investments	(0.05)	(0.08)	(0.07)	-
Total Distributions	(1.22)	(1.04)	(0.95)	(0.19)

Net Asset Value, End of Period	$25.12	$25.96	$25.83	$25.75

Total Return(2)	1.52%	4.56%	4.06%	3.77%	(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$9,894	$2,665	$713	$62
Ratio of expenses to average net assets
Before fees waived / reimbursed by the Adviser	2.07%	2.12%	2.39%	2.82%	(4)
After fees waived / reimbursed by the Adviser	1.74%	1.74%	1.74%	1.74%	(4)
Ratio of net investment income to average net assets
After fees waived / reimbursed by the Adviser	4.56%	3.88%	3.55%	2.74%	(4)
Portfolio turnover rate(5)	61%	35%	105%	23%	(3)

* Inception date
(1) Computed using average shares method.
(2) Performance reported does not reflect sales charges.
(3) Not Annualized.
(4) Annualized.
(5)	Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The accompanying notes are an integral part of these financial statements.

Ziegler Senior Floating Rate Fund
FINANCIAL HIGHLIGHTS
Institutional Class Shares
Per Share Data for a Share Outstanding Throughout Each Period Presented.

				For the Period
				April 1, 2016*
	For the Year Ended	For the Year Ended	For the Year Ended	Through
	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016
Net Asset Value, Beginning of Period	$26.02	$25.88	$25.79	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	1.41	1.25	1.14	0.36
Net realized and unrealized gain (loss) on investments	(0.77)	0.17	0.14	0.71
Total Gain from Investment Operations	0.64	1.42	1.28	1.07

LESS DISTRIBUTIONS:
From net investment income	(1.42)	(1.20)	(1.12)	(0.28)
From net realized gain on investments	(0.05)	(0.08)	(0.07)	-
Total Distributions	(1.47)	(1.28)	(1.19)	(0.28)

Net Asset Value, End of Period	$25.19	$26.02	$25.88	$25.79

Total Return	2.56%	5.62%	5.06%	4.28%	(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$65,542	$80,262	$49,183	$35,740
Ratio of expenses to average net assets
Before fees waived / reimbursed by the Adviser	1.08%	1.17%	1.43%	1.85%	(3)
After fees waived / reimbursed by the Adviser	0.74%	0.74%	0.74%	0.74%	(3)
Ratio of net investment income to average net assets
After fees waived / reimbursed by the Adviser	5.52%	4.79%	4.43%	2.83%	(3)
Portfolio turnover rate(4)	61%	35%	105%	23%	(2)

* Inception date
(1) Computed using average shares method.
(2) Not Annualized.
(3) Annualized.
(4)	Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The accompanying notes are an integral part of these financial statements.

Ziegler Senior Floating Rate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

NOTE 1 – ORGANIZATION

The Ziegler Senior Floating Rate Fund, formerly known as Ziegler Floating Rate Fund, (the “Fund”) is a diversified series of Trust for Advised Portfolios (the “Trust”).  The Trust was organized on August 28, 2003, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Ziegler Capital Management, LLC (“the Adviser” or “Ziegler”) serves as the investment manager to the Fund.  Pretium Credit Management LLC (“Pretium”) serves as the Sub-Advisor to the Fund.

The investment objective of the Fund is to provide total return, comprised of current income and capital appreciation by investing in senior secured floating rate loans and other senior secured floating rate debt instruments, and in other instruments that have economic characteristics similar to such instruments. The inception date of the Fund was April 1, 2016. The Fund offers three classes of shares: Class A, Class C and Institutional Class, with an unlimited number of shares of beneficial interest, with no par value per share. Each class of shares represents an equal pro rata interest in the Fund, except the difference of class specific expenses, which reflects the difference in the range of services provided to each class. Income and expenses (other than those attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class based on relative net assets on a daily basis.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period reported. Actual results may differ from those estimates.

(a) Securities Valuation – Equity investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which no sale was reported and
NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Unlisted securities held by the Fund are valued at the last sale price in the over-the-counter (“OTC”) market. If there is no trading on a particular day, the mean between the last quoted bid and ask price is used.

Fixed income securities are valued using prices provided by an independent pricing service approved by the Board of Trustees (the “Board”). Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by Ziegler or Pretium under procedures established by and under the general supervision and responsibility of the Board.

The fair value of bank loans is generally valued using recently executed transactions, market price quotations (where observable) and market observable credit default swap levels. Fair value is based on the average of one or more broker quotes received. When quotations are unobservable, proprietary valuation models and default recovery analysis methods are employed. Bank debt is generally categorized in Level 2 or 3 of the fair value hierarchy, depending on the use and availability of observable inputs.

Ziegler Senior Floating Rate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 –  significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to fair value the Fund’s investments in each category investment type as of September 30, 2019:

Description	Level 1	Level 2	Level 3	Total
Assets:
Fixed Income:
Bank Loans	$-	$79,737,696	$-	$79,737,696
Short-Term Investment	1,334,550	-	-	1,334,550
Total	$1,334,550	$79,737,696	$-	$81,072,246

See the Schedule of Investments for further detail of investment classifications.

(b) Federal Income Taxes - The Fund has elected to be taxed as a Regulated Investment Companies (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of the net taxable income to its shareholders. Therefore no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purpose, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

As of and during the year ended September 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense for penalties in the statement of operations. During the period, the Fund did not incur any interest or tax penalties. As of September 30, 2019, open tax periods subject to examination by the tax authorities in the United States also include the tax years ended September 30, 2018 and September 30, 2017, and the period ended September 30, 2016. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(c) Distributions to Shareholders – The Fund records distributions to shareholders, which are determined in accordance with income tax regulations, on the ex-dividend date. The Fund declares dividends from any net investment income daily and pays them monthly. Prior to February 1, 2019, distributions from net investment income were made monthly. Net realized gains from investment transactions, if any, are distributed to shareholders annually. The Fund may periodically make reclassifications among certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from U.S. GAAP. These reclassifications are due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Ziegler Senior Floating Rate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

(d) Indemnifications – In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that has not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(e) Cash – Concentration in Uninsured Cash – For cash management purposes the Fund may concentrate cash with the Fund’s custodian.  This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits.  As of September 30, 2019, the Fund held $457,790 as cash reserves at U.S. Bank, N.A. (“U.S. Bank”) that exceeded the FDIC insurance limit.

(f) Other – The Fund records security transactions based on trade date. Realized gains and losses on sales of securities are reported on the basis of identified cost of securities delivered. Dividend income and expense are recognized on the ex-dividend date, and interest income and expense are recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

NOTE 3 – Related Party Transactions

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund pays the Adviser a monthly fee based on the Fund’s average daily net assets at annual rate of 0.65%.  The Adviser has entered into a Sub-Advisory agreement with Pretium; Pretium’s compensation is based on assets under management and is paid out of Ziegler’s advisory fee received from the Fund.

Pursuant to a contractual fee waiver and reimbursement agreement, the Adviser will reimburse the Fund for expenses in excess of 0.99%, 1.74%, and 0.74% of average daily net assets for Class A, Class C, and Institutional Class, respectively, excluding taxes, interest charges, litigation and other extraordinary expenses, acquired fund fees and expenses, interest and expense relating to short sales, borrowing costs, brokers’ commissions, and other charges relating to the purchase and sale of the Fund’s portfolio securities.

The Adviser is entitled to recoup the amounts provided for in the fee waiver and reimbursement agreement over a rolling three year period, provided that the total operating expenses of the Fund, including the recoupment, do not exceed the established limitation on expenses for that year.

At September 30, 2019, the amounts waived by the Adviser by year are as follows:

Year Waived / Reimbursed	Amounts Available for Recoupment	Expiration
2017	$283,615	September 30, 2020
2018	291,706	September 30, 2021
2019	311,869	September 30, 2022
	$887,190

There is a maximum initial sales charge of 4.25% for Class A shares of the Fund and a contingent deferred sales charge (“CDSC”) of 1.00% on Class A and C shares for the Fund.  The Distributor retains a portion of the initial sales charge when shares are purchased through a service agent and will retain the full amount if purchased through the Distributor.  For the year ended September 30, 2019, Quasar did not retain sales charges on sales of the Class A shares of the Fund and CDSCs for Class C shares totaled $2,051.

Ziegler Senior Floating Rate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

The Fund charges a 1.00% redemption fee on the redemption of Class A shares held for 60 days or less.  For the year ended September 30, 2019, the Fund charged $50 in redemption fees.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the Fund’s administrator, fund accountant and transfer agent.  The officers of the Trust are employees of Fund Services. U.S Bank, N.A. serves as the Fund’s custodian. Quasar Distributors, LLC (“Quasar”), an affiliate to Fund Services, acts as the Fund’s distributor and principal underwriter. For the year ended September 30, 2019, the Fund incurred the following expenses for administration & fund accounting, transfer agent, custody and compliance fees:

Administration & fund accounting	$129,094
Transfer agent	$ 79,499
Custody	$ 22,809
Compliance	$ 17,829

At September 30, 2019, the Fund had payables for administration & fund accounting, transfer agent, custody and compliance fees in the following amounts:

Administration & fund accounting	$21,062
Transfer agent	$13,783
Custody	$ 5,767
Compliance	$ 3,333

The above payable amounts are included in Accrued other expenses in the Statement of Assets and Liabilities.

The Independent Trustees were paid $11,486 for their services and reimbursement of travel expenses during the year ended September 30, 2019. The Fund pays no compensation to the Interested Trustee or officers of the Trust.

NOTE 4 – Investment Transactions

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the Fund for the year ended September 30, 2019, were as follows:

Purchases……………………………………………………………………………………………. $ 54,511,232
Sales…………………………………………………………………………………………………. $ 60,177,156

Ziegler Senior Floating Rate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

NOTE 5 – Federal Income Tax Information

At September 30, 2019, the components of accumulated earnings (deficit) for income tax purposes were as follows:

Cost of Investments	$83,169,521
Gross Unrealized Appreciation	340,519
Gross Unrealized Depreciation	(2,437,794)
Net Unrealized Depreciation on Investments	(2,097,275)

Undistributed ordinary income	5,076
Undistributed long-term capital gains	26,800
Accumulated earnings	31,876

Total accumulated loss	$(2,065,399)

At September 30, 2019, the Fund had no capital loss carryforwards.

The tax character of distributions paid during the years ended September 30, 2019 and September 30, 2018 were as follows:

	Year Ended September 30, 2019	Year Ended September 30, 2018
Distributions Paid From:
Ordinary Income	$5,218,622	$3,398,240
Long Term Capital Gains	84,350	16,602
Total Distributions Paid	$5,302,972	$3,414,842

NOTE 6 – Distribution Plan

The Trust, on behalf of the Fund, adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A and Class C shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% and 1.00% of average daily net assets attributable to the Class A and Class C shares, respectively.  For the year ended September 30, 2019, distribution fees incurred are disclosed on the Statement of Operations.

NOTE 7 – Line of Credit

The Fund has access to a $15 million unsecured line of credit through an agreement with U.S. Bank. The Fund may temporarily draw on the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly.  Loan activity for the year ended September 30, 2019 was as follows:

Ziegler Senior Floating Rate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

Maximum available credit	$15,000,000
Largest amount outstanding on an individual day	738,000
Average daily loan outstanding (4 days)	512,250
Interest expense	299
Loan outstanding as of September 30, 2019	-
Average interest rate	5.25%

NOTE 8 – Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. Subsequent to the year end, the Fund has made the following distributions per share:

Record Date	Payable Date	Class A	Class C	Class I
Daily	10/31/2019	$0.1071	$0.0910	$0.1123

On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC, the Fund’s distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside.  The transaction is expected to close by the end of March 2020.  Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

NOTE 9 – New Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of Ziegler Senior Floating Rate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Ziegler Senior Floating Rate Fund (formerly, Ziegler Floating Rate Fund), a series of shares of beneficial interest in Trust for Advised Portfolios (the “Fund”), including the schedule of investments, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from April 1, 2016 (commencement of operations) through September 30, 2016, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the three-year period then ended and for the period April 1, 2016 through September 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2010.

Philadelphia, Pennsylvania
November 26, 2019

Ziegler Senior Floating Rate Fund
EXPENSE EXAMPLE
September 30, 2019 (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2019 to September 30, 2019 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line of the table is useful in comparing the ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(1)
Class A
Actual Fund Return	1,000.00	1,018.30	5.01
Hypothetical 5% Return	1,000.00	1,020.10	5.01
Class C
Actual Fund Return	1,000.00	1,014.80	8.79
Hypothetical 5% Return	1,000.00	1,016.34	8.80
Institutional Class
Actual Fund Return	1,000.00	1,020.00	3.75
Hypothetical 5% Return	1,000.00	1,021.36	3.75

(1)
Expenses for the Fund are 0.99%, 1.74% and 0.74% for Class A, Class C and Institutional Class shares, respectively, multiplied by the average account value over the period, multiplied by 183/365. The expense ratios for the Fund reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Ziegler Senior Floating Rate Fund
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
September 30, 2019 (Unaudited)(Continued)

At a meeting held on August 13 and 14, 2019, the Board of Trustees (the “Board”) of Trust for Advised Portfolios (the “Trust”), including all Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, considered and approved the continuance of the investment advisory agreement (“Advisory Agreement”) with Ziegler Capital Management, LLC (“Ziegler” or the “Adviser”) and the investment sub-advisory agreement (“Sub-Advisory Agreement”) with Pretium Credit Management, LLC (“Pretium” or the “Sub-Adviser”), for the Ziegler Senior Floating Rate Fund (the “Fund”).  Ahead of the August meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser, Sub-Adviser and the services provided by the Adviser and Sub-Adviser to the Fund under the Advisory Agreement and Sub-Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.

In considering the approval of the Advisory Agreement and Sub-Advisory Agreement, the Board considered the following factors and made the following determinations.  In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

•
In considering the nature, extent and quality of the services provided by each of the Adviser and Sub-Adviser, the Trustees considered the Adviser’s and Sub-Adviser’s specific responsibilities in all aspects of the day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel that would be involved in the day-to-day activities of the Fund.  The Board took into account the oversight responsibilities of Ziegler, as the adviser, over Pretium, as the Fund’s sub-adviser, both in terms of investments and compliance monitoring.  The Board reviewed the services that Ziegler provides to the Fund, noting to what degree those services extended beyond portfolio management.  The Trustees also considered the structure of the compliance procedures at each of Ziegler and Pretium, including information regarding its compliance program, chief compliance officer, and compliance record and its disaster recovery/business continuity plan.  The Board also considered the existing relationship between Ziegler and Pretium, respectively, and the Trust, and between Ziegler and Pretium, as well as the Board’s knowledge of Ziegler’s and Pretium’s operations, and noted that during the course of the prior year it had met with the Adviser and Sub-Adviser in person to discuss various marketing and compliance topics, including the Adviser’s and Sub-Adviser’s risk management process.  The Board concluded that Ziegler and Pretium each had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and Sub-Advisory Agreement, respectively, and that, in the Board’s view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

•
In assessing the quality of the portfolio management and other services delivered by the Adviser and Sub-Adviser, the Board reviewed the performance of the Fund on both an absolute basis and in comparison to its peer group and relevant benchmark index.  The Board considered that the Fund had outperformed relative to its peer group median/average for the one-year and three-year periods as of June 30, 2019.  The Board also noted that the Fund had just over three years of performance results.

•
The Trustees also reviewed the cost of the Adviser’s and Sub-Adviser’s services, and the structure and level of advisory fees payable by the Fund, including a comparison of those fees to fees charged by a peer group of funds.  The Board noted that the Fund’s advisory fee was in line with the peer median and slightly higher than the peer average, and that the net expense ratio was in line with the peer group median and slightly lower than the peer average.  The Board also noted that under the sub-advisory arrangement between Ziegler and Pretium, Ziegler is obligated to pay Pretium for its services to the Fund, but that Ziegler is not required to pay a sub-advisory fee to Pretium until the Fund reaches $100 million in assets.

•
The Trustees considered Ziegler’s assertion that, based on the asset size of the Fund, economies of scale had not yet been achieved.  The Board also considered the Adviser’s commitment to maintain its cap on Fund expenses.  The Trustees concluded that they will have the opportunity to periodically reexamine whether economies of scale have been achieved.

Ziegler Senior Floating Rate Fund
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
September 30, 2019 (Unaudited)(Continued)

•
The Trustees considered the profitability of Ziegler and Pretium from managing the Fund.  In assessing Ziegler’s and Pretium’s profitability, the Trustees reviewed Ziegler’s and Pretium’s financial information that was provided in the materials and took into account both the direct and indirect benefits to Ziegler and Pretium from managing the Fund.  The Trustees concluded that Ziegler’s and Pretium’s profits from managing the Fund were not excessive and, after a review of the relevant financial information, Ziegler and Pretium appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

Ziegler Senior Floating Rate Fund
OTHER INFORMATION (Unaudited)

Form N-Q
The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
You may obtain a description of the Fund’s proxy voting policy and voting records, without charge, upon request by contacting the Fund directly at (833) 777-1533 or on the EDGAR Database on the SEC’s website at www.sec.gov.  The Fund files its proxy voting records annually as of June 30 with the SEC on Form N-PX.  The Fund’s Form N-PX is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Tax Information
For the year ended September 30, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2019 was 0.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 1.95%.

Ziegler Senior Floating Rate Fund
TRUSTEE AND OFFICER INFORMATION (Unaudited)(Continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee

Independent Trustees(4)
John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Insurance Acquisition Corp., Director (February 2019 – present); Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provided strategic advice and assistance to financial institutions (2009 – 2012)	1	The Bancorp, Inc. (2013 to present), Javelin Mortgage Investments, Inc. (2012 – 2016)
Albert J. DiUlio, S.J. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1943	Trustee	Since 2011	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 – 2014).	1	None
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	1	None
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1968	Trustee, Chairman, President and Principal Executive Officer	Trustee Since 2018; Chairman Since 2018; President and Principal Executive Officer since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011-present)	1	None

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)
Scott A. Resnick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1983	Secretary	Since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 - present); Associate, Legal & Compliance, PIMCO (2012-2018)

(1)  Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.

(2)  The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)  “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)  The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(5)  Mr. Kashmerick is an “interested person” of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the  Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s distributor.

The Fund’s Statement of Additional Information (“SAI”) includes information about the Fund’s Trustees and is available without charge, upon request, by calling (833) 777-1533.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Investment Adviser
Ziegler Capital Management, LLC
70 West Madison Street, 24th Floor
Chicago, Illinois 60602-4109

Investment Sub-Adviser
Pretium Credit Management, LLC
c/o Pretium Partners, LLC
810 Seventh Avenue, Suite 2400
New York, New York 10019

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Chrystal, Albert J. DiUlio and Harry E. Resis are each “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Ziegler Senior Floating Rate Fund
	BBD, LLP
	FYE 9/30/2019	FYE 9/30/2018
Audit Fees	$17,500	$17,500
Audit-Related Fees	None	None
Tax Fees	$3,100	$3,100
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Ziegler Senior Floating Rate Fund
	BBD, LLP
	FYE 9/30/2019	FYE 9/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Ziegler Senior Floating Rate Fund
	BBD, LLP
Non-Audit Related Fees	FYE 9/30/2019	FYE 9/30/2018
Registrant	$3,100	$3,100
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By  /s/ Christopher E. Kashmerick
      Christopher E. Kashmerick, President

Date  December 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Christopher E. Kashmerick
      Christopher E. Kashmerick, President

Date  December 3, 2019

By  /s/ Russell B. Simon
Russell B. Simon, Treasurer

Date  December 3, 2019